UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2014

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2014, Scott F. Schaeffer, RAIT Financial Trust’s ("RAIT") Chairman (the "Chairman") of the Board of Trustees (the "Board"), Chief Executive Officer ("CEO") and President, proposed to the Board that the Board promote Scott L.N. Davidson to serve as RAIT’s President and for Mr. Schaeffer to continue to serve as Chairman and CEO and the Board approved Mr. Schaeffer’s proposals. Mr. Davidson, age 45, has served as RAIT’s President since January 2014 and served as a Managing Director of RAIT from April 2010 to January 2014. Prior to joining RAIT, Mr. Davidson served as a portfolio manager for Carlyle Blue Wave, an asset management firm, from January 2007 to June 2008. From September 2005 to November 2006, Mr. Davidson served as a portfolio manager for Amaranth LLC, an asset management firm. From 1993 to January 2005, Mr. Davidson served as Managing Director and Group Head at JPMorgan and its predecessors, where his responsibilities included running their commercial mortgage backed securities business, asset backed securities business and their respective risk and trading operations. There have been no transactions regarding Mr. Davidson that are required to be disclosed by RAIT pursuant to Item 404(a) of Regulation S-K

In connection with Mr. Davidson’s promotion, on January 29, 2014, the compensation committee of the Board approved an employment agreement between RAIT and Mr. Davidson (the "Davidson Employment Agreement") and, after the Board approved Mr. Davidson’s promotion, RAIT and Mr. Davidson entered into the Davidson Employment Agreement which provides for his compensation, grounds for termination and severance, non- competition, non-solicitation, intellectual property and confidentiality covenants and other customary provisions.

The foregoing description of the Davidson Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Davidson Employment Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit filed as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

February 4, 2014	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement dated as of January 29, 2014 between RAIT Financial Trust and Scott L.N. Davidson.